RYDEX SERIES FUNDS

International Long Short Select Fund
Equity Market Neutral Fund
All-Asset Conservative Strategy Fund
All-Asset Moderate Strategy Fund
All-Asset Aggressive Strategy Fund

Supplement dated February 25, 2011
to the
Prospectuses of the above listed funds
and Statement of Additional Information
dated August 1, 2010

This supplement provides new and additional information beyond that contained in the Prospectuses and Statement of Additional Information (the “SAI”) listed above and should be read in conjunction with the Prospectuses and SAI.

Liquidation of the Rydex Series Funds International Long Short Select Fund and Equity Market Neutral Fund

At a Meeting of the Board of Trustees of Rydex Series Funds (the “Board”) held on February 23, 2011, the Board approved the closing and subsequent liquidation of the International Long Short Select Fund and the Equity Market Neutral Fund (each a “Fund,” and collectively, the “Funds”). Accordingly, the Funds are expected to cease operations, liquidate assets, and distribute the liquidation proceeds to shareholders of record on or about March 30, 2011 (the “Liquidation Date”). Effective on or about March 23, 2011, the Funds will be closed to new shareholders and additional purchases by existing shareholders. The planned liquidation of the Funds may cause each of the Funds to increase its cash holdings and deviate from its investment objective and strategies as stated in the Fund’s Prospectuses.

Prior to the Liquidation Date, shareholders of the Funds may redeem (sell) or exchange their shares in the manner described in the Prospectuses under “Selling Fund Shares” and “Exchanging Fund Shares,” respectively. Effective immediately, any applicable contingent deferred sales charge (CDSC) will be waived for shareholders redeeming C-Class Shares of the Funds. If no action is taken by a Fund shareholder prior to the Liquidation Date, the Fund will distribute to such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal in value to the shareholder’s interest in the net assets of the Fund as of the Liquidation Date. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares. The liquidation of your shares may be treated as a taxable event. Shareholders should contact their tax advisers to discuss the income tax consequences of the liquidation.

Additionally, as a result of the closing of the Equity Market Neutral Fund and effective on or around March 15, 2011, the All-Asset Aggressive Strategy, All-Asset Moderate Strategy, and All-Asset Conservative Strategy Funds, will no longer invest in shares of the Equity Market Neutral Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.